COLONIAL AGGRESSIVE GROWTH FUND

        Supplement to Prospectus dated
                               September 30, 1996

Effective January 24, 1997, James P. Haynie and Michael E. Rega no longer co-manage the Fund.

Mark  Stoeckle,  Vice  President of the Adviser,  has  co-managed the Fund since
January, 1997. Prior to joining the Adviser in 1996, Mr. Stoeckle was a portfolio manager at Massachusetts Financial Services Company and an investment banker at Bear, Stearns & Co. Inc.

Peter Wiley, Vice President of the Adviser, has co-managed the Fund since January, 1997 and has co-managed various other Colonial equity funds since 1995. Prior to co-managing the Fund, Mr. Wiley was an Equity Research Analyst of the Adviser. Prior to joining the Adviser in 1992, Mr. Wiley was an Analyst at State Street Bank and Trust Company.






AG-36\444D-0297                  March 10, 1997